Operating, Selling and General Expense (Tables)	12 Months Ended
Dec. 31, 2022
Operating, Selling and General Expense
Schedule of operating, selling and general expenses

($ millions)	2022	2021
Employee and contract service costs(1)	8 037	7 409
Materials and equipment(1)	1 901	1 931
Commodities(1)	2 196	1 523
Travel, marketing and other(1)	673	503
	12 807	11 366

(1)	Prior period amounts have been reclassified to align with the current year presentation of Operating, Selling and General expense. For the year ended December 31, 2021, $564 million was reclassified from employee and contract service costs to materials and equipment and $23 million was reclassified from materials and equipment and travel, marketing and other to commodities. This reclassification had no effect on the operating, selling and general expense presentation on the consolidated statements of comprehensive income.